NUVEEN INTELLIGENT RISK GROWTH ALLOCATION FUND

NUVEEN INTELLIGENT RISK MODERATE ALLOCATION FUND

NUVEEN INTELLIGENT RISK CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED OCTOBER 31, 2012

TO THE PROSPECTUS DATED JUNE 6, 2012

The last bullet point of the first paragraph of the section “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge—Class A Sales Charge Waivers” is deleted in its entirety and replaced with the following bullet point:

—

Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-INTLRP-1012P

NUVEEN INTELLIGENT RISK GROWTH ALLOCATION FUND

NUVEEN INTELLIGENT RISK MODERATE ALLOCATION FUND

NUVEEN INTELLIGENT RISK CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED OCTOBER 31, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 6, 2012,

AS SUPPLEMENTED JUNE 7, 2012

The following bullet point is added to the first paragraph of the section “Purchase and Redemption of Fund Shares—Reduction or Elimination of Up-Front Sales Charge on Class A Shares—Elimination of Sales Charge on Class A Shares”:

—

investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-ITRSAI-1012P